Exhibit 4.2

LYB INTERNATIONAL FINANCE III, LLC

Officer’s Certificate

April 20, 2020

Reference is made to the Indenture dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”) between LYB International Finance III, LLC, as issuer (the “Company”), LyondellBasell Industries N.V., as guarantor (the “Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 of the Indenture the undersigned officer does hereby certify, in connection with the issuance of $500,000,000 aggregate principal amount of 2.875% Guaranteed Notes due 2025 (the “2025 Notes”), $500,000,000 aggregate principal amount of 3.375% Guaranteed Notes due 2030 (the “2030 Notes”) and $1,000,000,000 aggregate principal amount of 4.200% Guaranteed Notes due 2050 (the “2050 Notes” and, together with the 2025 Notes and the 2030 Notes, the “Notes”) that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture or in the form of Notes attached hereto as Exhibit A, Exhibit B and Exhibit C, as applicable.

2025 Notes

Title:	2.875% Guaranteed Notes due 2025

Issuer:	LYB International Finance III, LLC

Form:	The 2025 Notes shall be issued in permanent global form

Guarantor:	LyondellBasell Industries N.V.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association.

Aggregate Principal Amount at Maturity:	$500,000,000
Principal Payment Date:	May 1, 2025

Interest:	2.875% per annum

Date from which Interest will Accrue:	April 20, 2020

Interest Payment Dates:	Semi-annually on May 1 and November 1, commencing on November 1, 2020

Record Dates:	April 15 and October 15 immediately preceding the related interest payment date

Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.

Optional Redemption:
Prior to April 1, 2025 (one month prior to the maturity date), the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:

• 100% of the principal amount of the Notes to be redeemed; and

• the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on April 1, 2025 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the Notes) plus 40 basis points;

plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.

On or after April 1, 2025 (one month prior to the maturity date), the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

The Notes are also redeemable upon certain tax events as set forth in the Notes and Section 3.12 of the Indenture.

Conversion:	None

Sinking Fund:	None

Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes

Additional Amounts:	As set forth in Section 4.10 of the Indenture

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit A and in the Indenture.

2030 Notes

Title:	3.375% Guaranteed Notes due 2030

Issuer:	LYB International Finance III, LLC

Form:	The 2030 Notes shall be issued in permanent global form

Guarantor:	LyondellBasell Industries N.V.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association.

Aggregate Principal Amount at Maturity:	$500,000,000
Principal Payment Date:	May 1, 2030

Interest:	3.375% per annum

Date from which Interest will Accrue:	April 20, 2020

Interest Payment Dates:	Semi-annually on May 1 and November 1, commencing on November 1, 2020

Record Dates:	April 15 and October 15 immediately preceding the related interest payment date

Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.

Optional Redemption:
Prior to February 1, 2030 (three months prior to the maturity date), the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:

• 100% of the principal amount of the Notes to be redeemed; and

• the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on February 1, 2030 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the Notes) plus 45 basis points;

plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.

On or after February 1, 2030 (three months prior to the maturity date), the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

The Notes are also redeemable upon certain tax events as set forth in the Notes and Section 3.12 of the Indenture.

Conversion:	None

Sinking Fund:	None

Redemption at the Optionof the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes

Additional Amounts:	As set forth in Section 4.10 of the Indenture

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit B and in the Indenture.

2050 Notes

Title:	4.200% Guaranteed Notes due 2050

Issuer:	LYB International Finance III, LLC

Form:	The 2050 Notes shall be issued in permanent global form

Guarantor:	LyondellBasell Industries N.V.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association.

Aggregate Principal Amount at Maturity:	$1,000,000,000
Principal Payment Date:	May 1, 2050

Interest:	4.200% per annum

Date from which Interest will Accrue:	April 20, 2020

Interest Payment Dates:	Semi-annually on May 1 and November 1, commencing on November 1, 2020

Record Dates:	April 15 and October 15 immediately preceding the related interest payment date

Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.

Optional Redemption:
Prior to November 1, 2049 (six months prior to the maturity date), the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:

• 100% of the principal amount of the Notes to be redeemed; and

• the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on November 1, 2049 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the Notes) plus 45 basis points;

plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.

On or after November 1, 2049 (six months prior to the maturity date), the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

The Notes are also redeemable upon certain tax events as set forth in the Notes and Section 3.12 of the Indenture.

Conversion:	None

Sinking Fund:	None

Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes

Additional Amounts:	As set forth in Section 4.10 of the Indenture

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit C and in the Indenture.

        Subject to the representations, warranties and covenants described in the Indenture, the Company shall be entitled, subject to authorization by the Board of Directors of the Company and an Officer’s Certificate, to issue additional Notes of a series of Notes from time to time. Any such additional Notes shall have identical terms as the applicable series of Notes issued on the issue date, other than with respect to the date of issuance, the public offering price, the initial interest payment date, if applicable, and the payment of interest accruing prior to the issue date of such additional Notes (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.01 of the Indenture.

        Such officer has read and understands the provisions of the Indenture and the definitions relating thereto.  The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Company.  In such officer’s opinion, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with.  In such officer’s opinion, such covenants and conditions have been complied with.

[Signature Page Follows]

IN WITNESS WHEREOF, I have signed this certificate.

Dated: April 20, 2020

LYB INTERNATIONAL FINANCE III, LLC

By:	/s/ Michael McMurray
	Name:	Michael McMurray
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A
FORM OF NOTE DUE 2025
        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Exhibit A-1

CUSIP: 50249A AB9
ISIN: US50249AAB98

LYB International Finance III, LLC
GLOBAL NOTE
representing up to
$500,000,000
2.875% Guaranteed Notes due 2025
Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [	]	$[	]

LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ ● ] DOLLARS ($[ ● ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on May 1, 2025.
Interest Payment Dates: Semi-annually on May 1 and November 1, commencing on November 1, 2020
Record Dates: April 15 and October 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

Exhibit A-2

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
          Wells Fargo Bank, National Association, as Trustee

          By:_________________________________
          Name:
          Title:

Dated: April 20, 2020

Exhibit A-3

[Back of Note]
2.875% Guaranteed Notes due 2025
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 2.875% per annum from April 20, 2020 until maturity and shall pay Additional Amounts in respect thereof as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be November 1, 2020. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4.Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the
Exhibit A-4

principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.
5.Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 2.875% Guaranteed Notes due 2025 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6.Optional Redemption.
(a)Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 40 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
Exhibit A-5

On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

(b)Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.
“Independent Investment Banker” means BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC or Morgan Stanley & Co. LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means April 1, 2025 (one month prior to the maturity date)
“Reference Treasury Dealer” means each of (i) BofA Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (and their respective
Exhibit A-6

successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7.Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
8.Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
9.Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable
Exhibit A-7

notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a)accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b)deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c)deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 9, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of
Exhibit A-8

Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
Exhibit A-9

“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
10.Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
11.Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
12.Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
13.Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in
Exhibit A-10

principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
14.Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
15.GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
16.CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Facsimile: (713) 309-4631
Attention: Chief Legal Officer

Exhibit A-11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:  ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
        (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
         (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit A-12

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
        (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit A-13

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit A-14

EXHIBIT B
FORM OF NOTE DUE 2030
        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Exhibit B-1

CUSIP: 50249A AC7
ISIN: US50249AAC71

LYB International Finance III, LLC
GLOBAL NOTE
representing up to
$500,000,000
3.375% Guaranteed Notes due 2030
Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [	]	$[	]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ ● ] DOLLARS ($[ ● ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on May 1, 2030.
Interest Payment Dates: Semi-annually on May 1 and November 1, commencing on November 1, 2020
Record Dates: April 15 and October 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

Exhibit B-2

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
          Wells Fargo Bank, National Association, as Trustee

          By:_________________________________
          Name:
          Title:

Dated: April 20, 2020

Exhibit B-3

[Back of Note]
3.375% Guaranteed Notes due 2030
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 3.375% per annum from April 20, 2020 until maturity and shall pay Additional Amounts in respect thereof as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be November 1, 2020. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4.Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the
Exhibit B-4

principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.
5.Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 3.375% Guaranteed Notes due 2030 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6.Optional Redemption.
(a)Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i)  100% of the principal amount of the Notes to be redeemed; and
(ii)  the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 45 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal
Exhibit B-5

amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

(b)Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.
“Independent Investment Banker” means BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC or Morgan Stanley & Co. LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means February 1, 2030 (three months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) BofA Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute
Exhibit B-6

therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7.Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
8.Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
9.Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the
Exhibit B-7

date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a)accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b)deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c)deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 9, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the
Exhibit B-8

meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the
Exhibit B-9

rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
10.Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
11.Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
12.Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
13.Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or
Exhibit B-10

interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
14.Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
15.GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
16.CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Facsimile: (713) 309-4631
Attention: Chief Legal Officer

Exhibit B-11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:  ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
        (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
         (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit B-12

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
        (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit B-13

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit B-14

EXHIBIT C
FORM OF NOTE DUE 2050
        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Exhibit C - 1

CUSIP: 50249A AD5
ISIN: US50249AAD54

LYB International Finance III, LLC
GLOBAL NOTE
representing up to
$1,000,000,000
4.200% Guaranteed Notes due 2050
Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [	]	$[	]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ ● ] DOLLARS ($[ ● ] or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on May 1, 2050.
Interest Payment Dates: Semi-annually on May 1 and November 1, commencing on November 1, 2020
Record Dates: April 15 and October 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

Exhibit C - 2

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: April 20, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
          Wells Fargo Bank, National Association, as Trustee

          By:_________________________________
          Name:
          Title:

Dated: April 20, 2020

Exhibit C - 3

[Back of Note]
4.200% Guaranteed Notes due 2050
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 4.200% per annum from April 20, 2020 until maturity and shall pay Additional Amounts in respect thereof as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be November 1, 2020. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4.Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the
Exhibit C - 4

principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.
5.Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 4.200% Guaranteed Notes due 2050 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6.Optional Redemption.
(a)Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 45 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal
Exhibit C - 5

amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

(b)Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.
“Independent Investment Banker” means BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC or Morgan Stanley & Co. LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means November 1, 2049 (six months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) BofA Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute
Exhibit C - 6

therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7.Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
8.Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
9.Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the
Exhibit C - 7

date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a)accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b)deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c)deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 9, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the
Exhibit C - 8

meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the
Exhibit C - 9

rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
10.Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
11.Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
12.Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
13.Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or
Exhibit C - 10

interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
14.Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
15.GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
16.CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Facsimile: (713) 309-4631
Attention: Chief Legal Officer

Exhibit C - 11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:  ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
        (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
         (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit C - 12

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
        (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit C - 13

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit C - 14